EXHIBIT 99.1

KORE Announces Chief Financial Officer Transition
Anthony Bellomo Appointed Executive Vice President and Chief Financial Officer
ATLANTA (June 2, 2025) – KORE Group Holdings, Inc. (“KORE” or the “Company”), a global leader in Internet of Things (“IoT”) Solutions and IoT Connectivity provider, today announced the appointment of Anthony Bellomo as Executive Vice President, Chief Financial Officer and Treasurer, effective June 2, 2025.
“We are excited to welcome Anthony to KORE,” said Ron Totton, KORE President and Chief Executive Officer. “He brings a great deal of financial leadership experience and expertise in the communications space. His track record in senior financial roles will make him a valued member of the KORE executive team as the Company continues to focus on profitable growth.”
Bellomo comes to KORE from Mitel Networks Corporation where he has spent the last 15 years in financial roles of increasing responsibility, including as Group Vice President, Finance M&A and Chief Accounting Officer since 2018. Previously, he served in a senior financial role at Onex Corporation and as Audit Manager at Deloitte & Touche LLP. He is a Chartered Accountant in Ontario, Canada, Certified Public Accountant in the State of Illinois and CFA charterholder. Bellomo has a Bachelor of Mathematics and Master of Accounting from the University of Waterloo in Waterloo, Ontario, Canada.
Bellomo will succeed Paul Holtz, who departed as Executive Vice President, Chief Financial Officer and Treasurer of the Company effective May 30, 2025. Holtz is expected to remain with the Company as a non-executive advisor through June 30, 2025 to effect an orderly transition of duties.
“We thank Paul for his contributions and commitment to KORE and wish him the best in his future endeavors,” added Totton.
About KORE
KORE is a pioneer, leader, and trusted advisor delivering mission critical IoT solutions and services. We empower organizations of all sizes to improve operational and business results by simplifying the complexity of IoT. Our deep IoT knowledge and experience, global reach, purpose-built solutions, and deployment agility accelerate and materially impact our customers' business outcomes. For more information, visit Korewireless.com.
Cautionary Note on Forward-Looking Statements
This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "guidance," "project," "may,"

"will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future revenue growth and profitability and other financial and performance metrics. These statements are based on various assumptions and on the current expectations of KORE's management. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor or other person as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of KORE. These forward-looking statements are subject to a number of risks and uncertainties, including those Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that KORE presently does not know or that KORE currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect KORE's expectations, plans or forecasts of future events and views as of the date of this press release. KORE anticipates that subsequent events and developments will cause these assessments to change. However, while KORE may elect to update these forward-looking statements at some point in the future, KORE specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing KORE's assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.
KORE Investor Contact
Vik Vijayvergiya
Vice President, IR, Corporate Development and Strategy
vvijayvergiya@korewireless.com
(770) 280-0324